Exhibit 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63

OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Moore Wallace Incorporated, a corporation continued under the laws of Canada (the “Corporation”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the Corporation for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: February 27, 2004	/s/ Mark A. Angelson

Name: Mark A. Angelson Title: Chief Executive Officer

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63

OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Moore Wallace Incorporated, a corporation continued under the laws of Canada (the “Corporation”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the Corporation for the fiscal year ended December 31, 2003 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: February 27, 2004	/s/ James R. Sulat

Name: James R. Sulat Title: Senior Executive Vice President, Interim Chief Financial Officer